Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
December 31, 2024

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates.
During the fourth quarter 2024, Huntington updated the presentation of our reported deposit categories to align more closely with how we strategically manage our business. As a result, we now report our deposit composition in the following categories: (1) demand deposits - noninterest bearing, (2) demand deposits - interest bearing, (3) money market, (4) savings, and (5) time deposits. Prior period results have been adjusted to conform to the current presentation.
Non-GAAP Financial Measures
This document contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found herein.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures. Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes. The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets,
•Tangible common equity to risk-weighted assets using Basel III definition, and
•Adjusted common equity tier 1 (CET1).
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. The tangible common equity ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. The adjusted CET1 ratio differs from the defined CET1 regulatory capital ratio the Company is subject to by including the impact of accumulated other comprehensive income (loss) (AOCI) excluding cash flow hedges in the calculation of the capital ratio. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	December 31,	September 30,	December 31,	Percent Changes vs.
	2024	2024	2023	3Q24	4Q23
Net interest income (1)	$1,409	$1,364	$1,327	3%	6%
FTE adjustment	(14)	(13)	(11)	(8)	(27)
Net interest income	1,395	1,351	1,316	3	6
Provision for credit losses	107	106	126	1	(15)
Noninterest income	559	523	405	7	38
Noninterest expense	1,178	1,130	1,348	4	(13)
Income before income taxes	669	638	247	5	171
Provision (benefit) for income taxes	135	116	(1)	16	NM
Income after income taxes	534	522	248	2	115
Income attributable to non-controlling interest	4	5	5	(20)	(20)
Net income attributable to Huntington	530	517	243	3	118
Dividends on preferred shares	27	36	36	NM	NM
Impact of preferred stock redemptions and repurchases	5	—	(8)	NM	NM
Net income applicable to common shares	$498	$481	$215	4%	132%

Net income per common share - diluted	$0.34	$0.33	$0.15	3%	127%
Cash dividends declared per common share	0.155	0.155	0.155	—	—
Tangible book value per common share at end of period	8.33	8.65	7.79	(4)	7
Average common shares - basic	1,453	1,453	1,448	—	—
Average common shares - diluted	1,481	1,477	1,469	—	1
Ending common shares outstanding	1,454	1,453	1,448	—	—
Return on average assets	1.05%	1.04%	0.51%
Return on average common shareholders’ equity	11.0	10.8	5.2
Return on average tangible common shareholders’ equity (2)	16.4	16.2	8.4
Net interest margin (1)	3.03	2.98	3.07
Efficiency ratio (3)	58.6	59.4	77.0
Effective tax rate	20.1	18.2	(0.5)
Average total assets	$201,815	$198,278	$187,962	2	7
Average earning assets	185,222	181,891	171,360	2	8
Average loans and leases	128,158	124,507	121,229	3	6
Average total deposits	159,405	156,488	149,654	2	7
Average Huntington shareholders’ equity	20,013	20,113	18,713	—	7
Average common shareholders' equity	17,979	17,719	16,275	1	10
Average tangible common shareholders' equity	12,338	12,069	10,597	2	16
Total assets at end of period	204,230	200,535	189,368	2	8
Total Huntington shareholders’ equity at end of period	19,740	20,606	19,353	(4)	2

NCOs as a % of average loans and leases	0.30%	0.30%	0.31%
NAL ratio	0.60	0.58	0.55
NPA ratio (4)	0.63	0.62	0.58
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.73	1.77	1.85
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.88	1.93	1.97
Common equity tier 1 risk-based capital ratio (5)	10.5	10.4	10.2
Tangible common equity / tangible asset ratio (6)	6.1	6.4	6.1
NM - Not Meaningful
See Notes to the Quarterly and Year to Date Key Statistics.

Huntington Bancshares Incorporated
Annual Key Statistics
(Unaudited)

	Year Ended December 31,		Change
(dollar amounts in millions, except per share data)	2024	2023	Amount	Percent
Net interest income (1)	$5,398	$5,481	$(83)	(2)%
FTE adjustment	(53)	(42)	(11)	(26)
Net interest income	5,345	5,439	(94)	(2)
Provision for credit losses	420	402	18	4
Noninterest income	2,040	1,921	119	6
Noninterest expense	4,562	4,574	(12)	—
Income before income taxes	2,403	2,384	19	1
Provision for income taxes	443	413	30	7
Income after income taxes	1,960	1,971	(11)	(1)
Income attributable to non-controlling interest	20	20	—	—
Net income attributable to Huntington	1,940	1,951	(11)	(1)
Dividends on preferred shares	134	142	(8)	(6)
Impact of preferred stock redemptions and repurchases	5	(8)	13	NM
Net income applicable to common shares	$1,801	$1,817	$(16)	(1)%

Net income per common share - diluted	$1.22	$1.24	$(0.02)	(2)%
Cash dividends declared per common share	0.62	0.62	—	—

Average common shares - basic	1,451	1,446	5	—
Average common shares - diluted	1,476	1,468	8	1

Return on average assets	0.99%	1.04%
Return on average common shareholders’ equity	10.4	11.2
Return on average tangible common shareholders’ equity (2)	15.8	17.6
Net interest margin (1)	3.00	3.19
Efficiency ratio (3)	60.5	61.0
Effective tax rate	18.4	17.3

Average total assets	$196,260	$187,556	$8,704	5%
Average earning assets	179,756	171,586	8,170	5
Average loans and leases	124,503	120,947	3,556	3
Average total deposits	155,066	147,388	7,678	5
Average Huntington shareholders’ equity	19,651	18,634	1,017	5
Average common shareholders' equity	17,347	16,217	1,130	7
Average tangible common shareholders' equity	11,693	10,521	1,172	11

NCOs as a % of average loans and leases	0.30%	0.23%
NAL ratio	0.60	0.55
NPA ratio (4)	0.63	0.58
NM - Not Meaningful
See Notes to the Quarterly and Year to Date Key Statistics.

Notes to the Quarterly and Year to Date Key Statistics
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(2)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(5)December 31, 2024 figure is estimated.
(6)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	December 31,	December 31,
(dollar amounts in millions)	2024	2023	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,685	$1,558	8%
Interest-earning deposits with banks	11,647	8,765	33
Trading account securities	53	125	(58)
Available-for-sale securities	27,273	25,305	8
Held-to-maturity securities	16,368	15,750	4
Other securities	823	725	14
Loans held for sale	654	516	27
Loans and leases (1)	130,042	121,982	7
Allowance for loan and lease losses	(2,244)	(2,255)	—
Net loans and leases	127,798	119,727	7
Bank owned life insurance	2,793	2,759	1
Accrued income and other receivables	2,190	1,646	33
Premises and equipment	1,066	1,109	(4)
Goodwill	5,561	5,561	—
Servicing rights and other intangible assets	677	672	1
Other assets	5,642	5,150	10
Total assets	$204,230	$189,368	8%

Liabilities and shareholders' equity
Liabilities
Deposits (2)	$162,448	$151,230	7%
Short-term borrowings	199	620	(68)
Long-term debt	16,374	12,394	32
Other liabilities	5,427	5,726	(5)
Total liabilities	184,448	169,970	9

Shareholders' equity
Preferred stock	1,989	2,394	(17)
Common stock	15	15	—
Capital surplus	15,484	15,389	1
Less treasury shares, at cost	(86)	(91)	5
Accumulated other comprehensive income (loss)	(2,866)	(2,676)	(7)
Retained earnings	5,204	4,322	20
Total Huntington shareholders’ equity	19,740	19,353	2
Non-controlling interest	42	45	(7)
Total equity	19,782	19,398	2
Total liabilities and equity	$204,230	$189,368	8%

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000
Common shares outstanding	1,453,635,809	1,448,319,953
Treasury shares outstanding	6,984,102	7,403,008
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	877,500	881,587
(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2024		2024		2024		2024		2023
Ending balances by type:
Total loans and leases
Commercial:
Commercial and industrial	$56,809	43%	$53,601	43%	$52,307	42%	$51,500	42%	$50,657	42%
Commercial real estate:
Commercial	10,215	8	10,647	8	10,997	9	11,339	9	11,092	9
Construction	863	1	896	1	936	1	1,003	1	1,330	1
Commercial real estate	11,078	9	11,543	9	11,933	10	12,342	10	12,422	10
Lease financing	5,454	4	5,342	4	5,202	4	5,133	4	5,228	4
Total commercial	73,341	56	70,486	56	69,442	56	68,975	56	68,307	56
Consumer:
Residential mortgage	24,242	19	24,100	19	24,069	19	23,744	20	23,720	20
Automobile	14,564	11	14,003	11	13,233	11	12,662	10	12,482	10
Home equity	10,142	8	10,129	8	10,076	8	10,047	8	10,113	8
RV and marine	5,982	5	6,042	5	6,042	5	5,887	5	5,899	5
Other consumer	1,771	1	1,627	1	1,560	1	1,452	1	1,461	1
Total consumer	56,701	44	55,901	44	54,980	44	53,792	44	53,675	44
Total loans and leases	$130,042	100%	$126,387	100%	$124,422	100%	$122,767	100%	$121,982	100%

Ending balances by business segment:
Consumer & Regional Banking	$72,051	56%	$70,742	56%	$69,328	56%	$67,512	55%	$67,108	55%
Commercial Banking	57,858	44	55,441	44	54,941	44	54,994	45	54,743	45
Treasury / Other	133	—	204	—	153	—	261	—	131	—
Total loans and leases	$130,042	100%	$126,387	100%	$124,422	100%	$122,767	100%	$121,982	100%

Average balances by business segment:
Consumer & Regional Banking	$71,390	56%	$69,759	56%	$68,405	56%	$67,136	55%	$66,638	55%
Commercial Banking	56,492	44	54,464	44	54,748	44	54,584	45	54,395	45
Treasury / Other	276	—	284	—	223	—	210	—	196	—
Total loans and leases	$128,158	100%	$124,507	100%	$123,376	100%	$121,930	100%	$121,229	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2024		2024		2024		2024		2023
Ending balances by type:
Total deposits
Demand deposits - noninterest-bearing	$29,345	18%	$29,047	18%	$28,636	19%	$29,739	19%	$30,967	20%
Demand deposits - interest-bearing	43,378	27	42,292	27	40,943	27	39,200	26	39,190	26
Money market deposits	60,730	37	56,434	36	54,469	35	52,897	35	50,185	34
Savings deposits	14,723	9	14,679	9	15,201	10	15,752	10	15,763	10
Time deposits	14,272	9	15,899	10	15,118	9	15,637	10	15,125	10
Total deposits	$162,448	100%	$158,351	100%	$154,367	100%	$153,225	100%	$151,230	100%

Ending balances by business segment:
Consumer & Regional Banking	$111,390	69%	$110,107	70%	$110,913	72%	$112,032	73%	$110,157	73%
Commercial Banking	43,366	26	41,597	26	38,110	25	35,619	23	35,466	23
Treasury / Other	7,692	5	6,647	4	5,344	3	5,574	4	5,607	4
Total deposits	$162,448	100%	$158,351	100%	$154,367	100%	$153,225	100%	$151,230	100%

Average balances by business segment:
Consumer & Regional Banking	$110,750	70%	$109,884	70%	$110,819	72%	$109,263	73%	$108,198	72%
Commercial Banking	41,741	26	40,153	26	36,765	24	35,656	23	35,886	24
Treasury / Other	6,914	4	6,451	4	5,994	4	5,809	4	5,570	4
Total deposits	$159,405	100%	$156,488	100%	$153,578	100%	$150,728	100%	$149,654	100%

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2024	2024	2024	2024	2023	3Q24	4Q23
Assets
Interest-earning deposits with banks	$11,027	$12,532	$11,116	$9,761	$10,019	(12)%	10%
Securities:
Trading account securities	645	136	143	133	125	374	416
Available-for-sale securities:
Taxable	24,778	25,434	24,184	22,515	20,056	(3)	24
Tax-exempt	3,056	2,699	2,684	2,676	2,686	13	14
Total available-for-sale securities	27,834	28,133	26,868	25,191	22,742	(1)	22
Held-to-maturity securities - taxable	16,053	15,078	15,211	15,567	15,947	6	1
Other securities	824	829	776	724	727	(1)	13
Total securities	45,356	44,176	42,998	41,615	39,541	3	15
Loans held for sale	681	676	572	458	571	1	19
Loans and leases: (2)
Commercial:
Commercial and industrial	55,136	52,194	51,724	50,625	49,882	6	11
Commercial real estate:
Commercial	10,461	10,835	11,247	11,365	11,309	(3)	(7)
Construction	818	909	916	1,198	1,285	(10)	(36)
Commercial real estate	11,279	11,744	12,163	12,563	12,594	(4)	(10)
Lease financing	5,424	5,180	5,071	5,081	5,102	5	6
Total commercial	71,839	69,118	68,958	68,269	67,578	4	6
Consumer:
Residential mortgage	24,127	24,074	23,909	23,710	23,573	—	2
Automobile	14,350	13,584	12,989	12,553	12,612	6	14
Home equity	10,134	10,089	10,056	10,072	10,107	—	—
RV and marine	6,009	6,046	5,966	5,892	5,934	(1)	1
Other consumer	1,699	1,596	1,498	1,434	1,425	6	19
Total consumer	56,319	55,389	54,418	53,661	53,651	2	5
Total loans and leases	128,158	124,507	123,376	121,930	121,229	3	6
Total earning assets	185,222	181,891	178,062	173,764	171,360	2	8
Cash and due from banks	1,348	1,407	1,340	1,493	1,508	(4)	(11)
Goodwill and other intangible assets	5,662	5,674	5,685	5,697	5,710	—	(1)
All other assets	$9,583	$9,306	$9,471	$9,352	$9,384	3	2
Total assets	$201,815	$198,278	$194,558	$190,306	$187,962	2%	7%
Liabilities and shareholders' equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$41,802	$41,850	$39,431	$38,488	$39,138	—%	7%
Money market deposits	58,297	55,599	53,553	51,310	48,759	5	20
Savings deposits	14,648	14,891	15,408	15,625	15,997	(2)	(8)
Time deposits	15,076	15,348	15,556	15,395	14,586	(2)	3
Total interest-bearing deposits	129,823	127,688	123,948	120,818	118,480	2	10
Short-term borrowings	1,249	826	1,214	1,300	1,906	51	(34)
Long-term debt	16,081	15,878	15,146	13,777	12,205	1	32
Total interest-bearing liabilities	147,153	144,392	140,308	135,895	132,591	2	11
Demand deposits - noninterest-bearing	29,582	28,800	29,630	29,910	31,174	3	(5)
All other liabilities	5,020	4,925	5,314	5,239	5,435	2	(8)
Total liabilities	181,755	178,117	175,252	171,044	169,200	2	7
Total Huntington shareholders’ equity	20,013	20,113	19,254	19,213	18,713	—	7
Non-controlling interest	47	48	52	49	49	(2)	(4)
Total equity	20,060	20,161	19,306	19,262	18,762	(1)	7
Total liabilities and equity	$201,815	$198,278	$194,558	$190,306	$187,962	2%	7%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2024	2024	2024	2024	2023
Assets
Interest-earning deposits with banks	$136	$174	$154	$134	$139
Securities:
Trading account securities	8	1	2	2	2
Available-for-sale securities:
Taxable	302	331	322	296	273
Tax-exempt	38	35	34	34	33
Total available-for-sale securities	340	366	356	330	306
Held-to-maturity securities - taxable	104	93	93	95	98
Other securities	12	11	10	9	13
Total securities	464	471	461	436	419
Loans held for sale	11	12	10	7	10
Loans and leases:
Commercial:
Commercial and industrial	851	840	829	801	783
Commercial real estate:
Commercial	185	207	214	215	216
Construction	22	20	19	25	27
Commercial real estate	207	227	233	240	243
Lease financing	89	86	82	79	77
Total commercial	1,147	1,153	1,144	1,120	1,103
Consumer:
Residential mortgage	243	241	232	227	222
Automobile	205	191	172	158	153
Home equity	190	199	196	195	197
RV and marine	81	79	76	74	77
Other consumer	47	48	44	42	41
Total consumer	766	758	720	696	690
Total loans and leases	1,913	1,911	1,864	1,816	1,793
Total earning assets	$2,524	$2,568	$2,489	$2,393	$2,361

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$209	$239	$210	$200	$204
Money market deposits	479	521	513	481	446
Savings deposits	6	4	3	2	—
Time deposits	169	181	181	174	158
Total interest-bearing deposits	863	945	907	857	808
Short-term borrowings	17	14	19	19	28
Long-term debt	235	245	238	217	198
Total interest-bearing liabilities	1,115	1,204	1,164	1,093	1,034
Net interest income	$1,409	$1,364	$1,325	$1,300	$1,327
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	December 31,	September 30,	June 30,	March 31,	December 31,
Fully-taxable equivalent basis (1)	2024	2024	2024	2024	2023
Assets
Interest-earning deposits with banks	4.92%	5.55%	5.55%	5.50%	5.59%
Securities:
Trading account securities	5.39	3.28	5.10	5.15	5.40
Available-for-sale securities:
Taxable	4.87	5.21	5.33	5.26	5.43
Tax-exempt	5.00	5.23	5.07	5.05	5.01
Total available-for-sale securities	4.89	5.21	5.30	5.24	5.38
Held-to-maturity securities - taxable	2.59	2.47	2.44	2.44	2.45
Other securities	6.01	4.86	5.21	5.23	7.04
Total securities	4.10	4.26	4.29	4.19	4.23
Loans held for sale	6.28	6.92	6.81	6.51	6.95
Loans and leases: (2)
Commercial:
Commercial and industrial	6.05	6.31	6.33	6.26	6.14
Commercial real estate:
Commercial	6.91	7.47	7.53	7.49	7.48
Construction	10.64	8.52	8.41	8.23	8.40
Commercial real estate	7.18	7.55	7.60	7.56	7.57
Lease financing	6.38	6.51	6.41	6.13	5.90
Total commercial	6.25	6.53	6.56	6.49	6.39
Consumer:
Residential mortgage	4.03	4.00	3.89	3.83	3.76
Automobile	5.70	5.59	5.34	5.05	4.82
Home equity	7.42	7.86	7.86	7.77	7.70
RV and marine	5.35	5.24	5.11	5.04	5.13
Other consumer	11.18	11.69	11.75	11.91	11.67
Total consumer	5.42	5.45	5.32	5.20	5.12
Total loans and leases	5.89	6.05	6.01	5.92	5.82
Total earning assets	5.42	5.62	5.62	5.54	5.47
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	1.99	2.28	2.13	2.09	2.06
Money market deposits	3.27	3.73	3.85	3.77	3.63
Savings deposits	0.16	0.12	0.09	0.04	0.02
Time deposits	4.47	4.66	4.70	4.55	4.31
Total interest-bearing deposits	2.65	2.94	2.94	2.85	2.71
Short-term borrowings	5.37	6.52	6.31	5.95	5.84
Long-term debt	5.83	6.19	6.28	6.30	6.46
Total interest-bearing liabilities	3.01	3.32	3.34	3.23	3.09
Net interest rate spread	2.41	2.30	2.28	2.31	2.38
Impact of noninterest-bearing funds on margin	0.62	0.68	0.71	0.70	0.69
Net interest margin	3.03%	2.98%	2.99%	3.01%	3.07%

Additional information:
Commercial Loan Derivative Impact
Commercial loans (2)(3)	6.77%	7.21%	7.29%	7.22%	7.14%
Impact of commercial loan derivatives	(0.52)	(0.68)	(0.73)	(0.73)	(0.75)
Total commercial - as reported	6.25%	6.53%	6.56%	6.49%	6.39%
Average SOFR	4.68%	5.28%	5.32%	5.32%	5.32%

Total cost of deposits (4)	2.16%	2.40%	2.38%	2.29%	2.14%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Includes nonaccrual loans and leases.
(3)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(4)Includes noninterest-bearing and interest-bearing deposit balances.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
Interest income	$2,510	$2,555	$2,476	$2,380	$2,350
Interest expense	1,115	1,204	1,164	1,093	1,034
Net interest income	1,395	1,351	1,312	1,287	1,316
Provision for credit losses	107	106	100	107	126
Net interest income after provision for credit losses	1,288	1,245	1,212	1,180	1,190
Payments and cash management revenue	162	158	154	146	150
Wealth and asset management revenue	93	93	90	88	86
Customer deposit and loan fees	88	86	83	77	80
Capital markets and advisory fees	120	78	73	56	69
Mortgage banking income	31	38	30	31	23
Leasing revenue	19	19	19	22	29
Insurance income	22	18	18	19	19
Net gains (losses) on sales of securities	(21)	—	—	—	(3)
Other noninterest income	45	33	24	28	(48)
Total noninterest income	559	523	491	467	405
Personnel costs	715	684	663	639	645
Outside data processing and other services	167	167	165	166	157
Equipment	70	65	62	70	70
Net occupancy	56	57	51	57	65
Marketing	28	33	27	28	29
Deposit and other insurance expense	20	15	25	54	234
Professional services	27	21	26	25	35
Amortization of intangibles	12	11	12	12	12
Lease financing equipment depreciation	3	4	4	4	5
Other noninterest expense	80	73	82	82	96
Total noninterest expense	1,178	1,130	1,117	1,137	1,348
Income before income taxes	669	638	586	510	247
Provision (benefit) for income taxes	135	116	106	86	(1)
Income after income taxes	534	522	480	424	248
Income attributable to non-controlling interest	4	5	6	5	5
Net income attributable to Huntington	530	517	474	419	243
Dividends on preferred shares	27	36	35	36	36
Impact of preferred stock redemptions and repurchases	5	—	—	—	(8)
Net income applicable to common shares	$498	$481	$439	$383	$215

Average common shares - basic	1,453	1,453	1,451	1,448	1,448
Average common shares - diluted	1,481	1,477	1,474	1,473	1,469

Per common share
Net income - basic	$0.34	$0.33	$0.30	$0.26	$0.15
Net income - diluted	0.34	0.33	0.30	0.26	0.15
Cash dividends declared	0.155	0.155	0.155	0.155	0.155

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,395	$1,351	$1,312	$1,287	$1,316
FTE adjustment	14	13	13	13	11
Net interest income (1)	1,409	1,364	1,325	1,300	1,327
Noninterest income	559	523	491	467	405
Total revenue (1)	$1,968	$1,887	$1,816	$1,767	$1,732
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2024	2024	2024	2024	2023	3Q24	4Q23
Net origination and secondary marketing income	$25	$25	$17	$16	$12	—%	108%
Net mortgage servicing income
Loan servicing income	26	25	25	25	24	4	8
Amortization of capitalized servicing	(16)	(14)	(14)	(11)	(13)	(14)	(23)
Operating income	10	11	11	14	11	(9)	(9)
MSR valuation adjustment (1)	53	(25)	11	20	(34)	312	256
(Losses) gains due to MSR hedging	(57)	27	(10)	(19)	34	(311)	(268)
Net MSR risk management	(4)	2	1	1	—	(300)	(100)
Total net mortgage servicing income	6	13	12	15	11	(54)	(45)
All other	—	—	1	—	—	—	—
Mortgage banking income	$31	$38	$30	$31	$23	(18)%	35%

Mortgage origination volume	$2,093	$1,883	$2,164	$1,276	$1,666	11%	26%
Mortgage origination volume for sale	1,220	1,194	1,191	834	962	2	27

Third party mortgage loans serviced (2)	$33,696	$33,565	$33,404	$33,303	$33,237	—%	1%
Mortgage servicing rights (2)	573	515	543	534	515	11	11
MSR % of investor servicing portfolio (2)	1.70%	1.53%	1.63%	1.60%	1.55%	11	10
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2024	2024	2024	2024	2023
Allowance for loan and lease losses, beginning of period	$2,235	$2,304	$2,280	$2,255	$2,208
Loan and lease charge-offs	(129)	(129)	(145)	(128)	(132)
Recoveries of loans and leases previously charged-off	32	36	55	36	38
Net loan and lease charge-offs	(97)	(93)	(90)	(92)	(94)
Provision for loan and lease losses	106	24	114	117	141
Allowance for loan and lease losses, end of period	2,244	2,235	2,304	2,280	2,255
Allowance for unfunded lending commitments, beginning of period	201	119	135	145	160
Provision for unfunded lending commitments	1	82	(16)	(10)	(15)
Allowance for unfunded lending commitments, end of period	202	201	119	135	145
Total allowance for credit losses, end of period	$2,446	$2,436	$2,423	$2,415	$2,400
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.73%	1.77%	1.85%	1.86%	1.85%
Nonaccrual loans and leases (NALs)	286	303	314	318	338
Nonperforming assets (NPAs)	273	285	296	309	317
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.88%	1.93%	1.95%	1.97%	1.97%
Nonaccrual loans and leases (NALs)	312	330	331	337	360
Nonperforming assets (NPAs)	297	311	311	327	337

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2024	2024	2024	2024	2023
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$947	$937	$995	$974	$993
Commercial real estate	473	510	542	564	522
Lease financing	64	51	50	51	48
Total commercial	1,484	1,498	1,587	1,589	1,563
Consumer
Residential mortgage	205	193	199	163	188
Automobile	145	138	127	146	142
Home equity	148	149	142	137	114
RV and marine	150	150	146	148	148
Other consumer	112	107	103	97	100
Total consumer	760	737	717	691	692
Total allowance for loan and lease losses	2,244	2,235	2,304	2,280	2,255
Allowance for unfunded lending commitments	202	201	119	135	145
Total allowance for credit losses	$2,446	$2,436	$2,423	$2,415	$2,400

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2024	2024	2024	2024	2023
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$52	$51	$21	$42	$39
Commercial real estate	(2)	5	36	13	21
Lease financing	1	(2)	—	—	(3)
Total commercial	51	54	57	55	57
Consumer:
Residential mortgage	—	—	1	—	—
Automobile	12	8	6	9	9
Home equity	—	(1)	—	—	—
RV and marine	7	6	4	5	5
Other consumer	27	26	22	23	23
Total consumer	46	39	33	37	37
Total net charge-offs	$97	$93	$90	$92	$94

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.39%	0.39%	0.16%	0.33%	0.32%
Commercial real estate	(0.08)	0.17	1.19	0.41	0.65
Lease financing	0.06	(0.18)	0.02	0.01	(0.24)
Total commercial	0.29	0.31	0.33	0.32	0.34
Consumer:
Residential mortgage	0.01	—	0.01	—	0.01
Automobile	0.32	0.24	0.20	0.27	0.27
Home equity	(0.02)	(0.02)	(0.01)	0.01	0.01
RV and marine	0.43	0.37	0.25	0.36	0.34
Other consumer	6.51	6.38	5.98	6.39	6.48
Total consumer	0.32	0.28	0.24	0.28	0.28
Net charge-offs as a % of average loans and leases	0.30%	0.30%	0.29%	0.30%	0.31%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2024	2024	2024	2024	2023
Nonaccrual loans and leases (NALs):
Commercial and industrial	$457	$408	$346	$376	$344
Commercial real estate	118	132	194	154	140
Lease financing	10	9	13	10	14
Residential mortgage	83	82	80	75	72
Automobile	6	5	4	4	4
Home equity	107	100	95	96	91
RV and marine	2	2	1	1	2
Total nonaccrual loans and leases	783	738	733	716	667
Other real estate, net	8	8	10	10	10
Other NPAs (1)	31	38	37	12	34
Total nonperforming assets	$822	$784	$780	$738	$711

Nonaccrual loans and leases as a % of total loans and leases	0.60%	0.58%	0.59%	0.58%	0.55%
NPA ratio (2)	0.63	0.62	0.63	0.60	0.58
(NPA+90days)/(Loan+OREO) (3)	0.82	0.80	0.77	0.75	0.74

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2024	2024	2024	2024	2023
Nonperforming assets, beginning of period	$784	$780	$738	$711	$634
New nonperforming assets	271	254	316	263	300
Returns to accruing status	(46)	(55)	(55)	(68)	(47)
Charge-offs	(37)	(53)	(82)	(64)	(73)
Payments	(146)	(139)	(135)	(102)	(98)
Sales	(4)	(3)	(2)	(2)	(5)
Nonperforming assets, end of period	$822	$784	$780	$738	$711
(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2024	2024	2024	2024	2023
Accruing loans and leases past due 90+ days:
Commercial and industrial	$3	$6	$1	$1	$1
Lease financing	11	16	4	3	4
Residential mortgage (excluding loans guaranteed by the U.S. Government)	34	28	22	26	27
Automobile	12	10	8	8	9
Home equity	20	20	18	17	22
RV and marine	4	3	3	2	3
Other consumer	4	5	3	4	4
Total, excl. loans guaranteed by the U.S. Government	88	88	59	61	70
Add: loans guaranteed by U.S. Government	151	136	116	122	119
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$239	$224	$175	$183	$189

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.07%	0.07%	0.05%	0.05%	0.06%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.12	0.11	0.09	0.10	0.10
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.18	0.18	0.14	0.15	0.15

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2024	2024	2024	2024	2023
Common equity tier 1 risk-based capital ratio: (1)
Total Huntington shareholders’ equity	$19,740	$20,606	$19,515	$19,322	$19,353
Regulatory capital adjustments:
CECL transitional amount (2)	109	109	109	109	219
Shareholders’ preferred equity and related surplus	(1,999)	(2,404)	(2,404)	(2,404)	(2,404)
Accumulated other comprehensive loss	2,866	2,104	2,911	2,879	2,676
Goodwill and other intangibles, net of taxes	(5,534)	(5,546)	(5,561)	(5,575)	(5,591)
Deferred tax assets from tax loss and credit carryforwards	(55)	(66)	(49)	(48)	(41)
Common equity tier 1 capital	15,127	14,803	14,521	14,283	14,212
Additional tier 1 capital
Shareholders’ preferred equity and related surplus	1,999	2,404	2,404	2,404	2,404
Tier 1 capital	17,126	17,207	16,925	16,687	16,616
Long-term debt and other tier 2 qualifying instruments	1,641	1,119	1,278	1,279	1,306
Qualifying allowance for loan and lease losses	1,798	1,784	1,743	1,747	1,735
Tier 2 capital	3,439	2,903	3,021	3,026	3,041
Total risk-based capital	$20,565	$20,110	$19,946	$19,713	$19,657
Risk-weighted assets (RWA)(1)	$143,664	$142,543	$139,374	$139,622	$138,706
Common equity tier 1 risk-based capital ratio (1)	10.5%	10.4%	10.4%	10.2%	10.2%
Other regulatory capital data:
Tier 1 leverage ratio (1)	8.6	8.8	8.8	8.9	9.3
Tier 1 risk-based capital ratio (1)	11.9	12.1	12.1	12.0	12.0
Total risk-based capital ratio (1)	14.3	14.1	14.3	14.1	14.2
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	8.4	8.8	8.2	8.1	8.1

Reconciliation of Non-GAAP Measure (3)
Common equity tier 1 (CET1) capital (A)	$15,127	$14,803	$14,521	$14,283	$14,212
Add: Accumulated other comprehensive income (loss) (AOCI)	(2,866)	(2,104)	(2,911)	(2,879)	(2,676)
Less: AOCI cash flow hedge	(267)	(39)	(399)	(436)	(363)
Adjusted common equity tier 1 (B)	12,528	12,738	12,009	11,840	11,899
Risk weighted assets (C)	143,664	142,543	139,374	139,622	138,706
CET1 ratio (A/C)	10.5%	10.4%	10.4%	10.2%	10.2%
Adjusted CET1 ratio (B/C)	8.7	8.9	8.6	8.5	8.6
(1)December 31, 2024 figures are estimated.
(2)Upon adoption in 2020, Huntington elected to temporarily delay certain effects of CECL on regulatory capital, utilizing a two-year delay followed by a three-year transition period. January 1, 2022 began the three-year transition period, whereby 100% of the day-one impact of adopting CECL and 25% of the cumulative change in the reported allowance for credit losses since adopting CECL will be recognized over the three-year transition period, with the cumulative CECL deferral fully phased in beginning January 1, 2025. As of December 31, 2024, September 30, 2024, June 30, 2024, and March 31, 2024, 75% of the cumulative CECL deferral has been phased in. As of December 31, 2023, 50% of the cumulative CECL deferral has been phased in.
(3)Huntington believes certain non-GAAP financial measures to be helpful in understanding Huntington’s results of operations. The following provides the comparable regulatory financial measure, as well as the reconciliation to the comparable regulatory financial measure.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	December 31,	September 30,	June 30,	March 31,	December 31,
	2024	2024	2024	2024	2023
Cash dividends declared per common share	$0.155	$0.155	$0.155	$0.155	$0.155
Common shares outstanding (in millions):
Average - basic	1,453	1,453	1,451	1,448	1,448
Average - diluted	1,481	1,477	1,474	1,473	1,469
Ending	1,454	1,453	1,452	1,449	1,448
Tangible book value per common share (1)	$8.33	$8.65	$7.89	$7.77	$7.79

Non-regulatory capital

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2024	2024	2024	2024	2023
Calculation of tangible equity / asset ratio:
Total Huntington shareholders’ equity	$19,740	$20,606	$19,515	$19,322	$19,353
Goodwill and other intangible assets	(5,657)	(5,669)	(5,680)	(5,692)	(5,704)
Deferred tax liability on other intangible assets (1)	20	23	25	28	30
Total tangible equity	14,103	14,960	13,860	13,658	13,679
Preferred equity	(1,989)	(2,394)	(2,394)	(2,394)	(2,394)
Total tangible common equity	$12,114	$12,566	$11,466	$11,264	$11,285
Total assets	$204,230	$200,535	$196,310	$193,519	$189,368
Goodwill and other intangible assets	(5,657)	(5,669)	(5,680)	(5,692)	(5,704)
Deferred tax liability on other intangible assets (1)	20	23	25	28	30
Total tangible assets	$198,593	$194,889	$190,655	$187,855	$183,694
Tangible equity / tangible asset ratio	7.1%	7.7%	7.3%	7.3%	7.4%
Tangible common equity / tangible asset ratio	6.1%	6.4%	6.0%	6.0%	6.1%
Other data:
Number of employees (Average full-time equivalent)	20,045	20,043	19,889	19,719	19,612
Number of domestic full-service branches (2)	978	975	972	969	999
ATM Count	1,577	1,585	1,603	1,606	1,630
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Bank offices.

Huntington Bancshares Incorporated
Consolidated Annual Average Balance Sheets
(Unaudited)

	Annual Average Balances (1)
		Change from 2023			Change from 2022
(dollar amounts in millions)	2024	Amount	Percent	2023	Amount	Percent	2022
Assets
Interest-earning deposits with banks	$11,113	$1,804	19%	$9,309	$4,457	92%	$4,852
Securities:
Trading account securities	265	188	244	77	45	141	32
Available-for-sale securities:
Taxable	24,232	3,693	18	20,539	(1,455)	(7)	21,994
Tax-exempt	2,779	59	2	2,720	(122)	(4)	2,842
Total available-for-sale securities	27,011	3,752	16	23,259	(1,577)	(6)	24,836
Held-to-maturity securities - taxable	15,478	(1,029)	(6)	16,507	(2)	—	16,509
Other securities	789	(144)	(15)	933	88	10	845
Total securities	43,543	2,767	7	40,776	(1,446)	(3)	42,222
Loans held for sale	597	43	8	554	(419)	(43)	973
Loans and leases:(2)
Commercial:
Commercial and industrial	52,426	2,786	6	49,640	4,278	9	45,362
Commercial real estate:
Commercial	10,975	(841)	(7)	11,816	43	—	11,773
Construction	960	(364)	(27)	1,324	(427)	(24)	1,751
Commercial real estate	11,935	(1,205)	(9)	13,140	(384)	(3)	13,524
Lease financing	5,190	62	1	5,128	154	3	4,974
Total commercial	69,551	1,643	2	67,908	4,048	6	63,860
Consumer:
Residential mortgage	23,956	966	4	22,990	2,083	10	20,907
Automobile	13,372	491	4	12,881	(573)	(4)	13,454
Home equity	10,088	(68)	(1)	10,156	(253)	(2)	10,409
RV and marine	5,979	329	6	5,650	328	6	5,322
Other consumer	1,557	195	14	1,362	48	4	1,314
Total consumer	54,952	1,913	4	53,039	1,633	3	51,406
Total loans and leases	124,503	3,556	3	120,947	5,681	5	115,266
Total earning assets	179,756	8,170	5	171,586	8,273	5	163,313
Cash and due from banks	1,397	(179)	(11)	1,576	(90)	(5)	1,666
Goodwill and other intangible assets	5,680	(51)	(1)	5,731	43	1	5,688
All other assets	9,427	764	9	8,663	562	7	8,101
Total assets	$196,260	$8,704	5%	$187,556	$8,788	5%	$178,768
Liabilities and equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$40,401	$500	1%	$39,901	$(1,878)	(4)%	$41,779
Money market deposits	54,702	9,744	22	44,958	7,403	20	37,555
Savings deposits	15,141	(2,361)	(13)	17,502	(3,117)	(15)	20,619
Time deposits	15,343	4,301	39	11,042	7,657	226	3,385
Total interest-bearing deposits	125,587	12,184	11	113,403	10,065	10	103,338
Short-term borrowings	1,147	(1,934)	(63)	3,081	596	24	2,485
Long-term debt	15,224	1,900	14	13,324	4,600	53	8,724
Total interest-bearing liabilities	141,958	12,150	9	129,808	15,261	13	114,547
Demand deposits - noninterest-bearing	29,479	(4,506)	(13)	33,985	(7,589)	(18)	41,574
All other liabilities	5,123	43	1	5,080	727	17	4,353
Total Huntington shareholders’ equity	19,651	1,017	5	18,634	371	2	18,263
Non-controlling interest	49	—	—	49	18	58	31
Total Equity	$19,700	$1,017	5%	$18,683	$389	2%	$18,294
Total liabilities and equity	$196,260	$8,704	5%	$187,556	$8,788	5%	$178,768
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Annual Interest Income / Expense
(dollar amounts in millions)	2024	2023	2022
Assets
Interest-earning deposits with banks	$598	$492	$83
Securities:
Trading account securities	13	4	1
Available-for-sale securities:
Taxable	1,251	1,016	576
Tax-exempt	141	132	94
Total available-for-sale securities	1,392	1,148	670
Held-to-maturity securities - taxable	385	401	351
Other securities	42	53	27
Total securities	1,832	1,606	1,049
Loans held for sale	40	35	41
Loans and leases:
Commercial:
Commercial and industrial	3,321	2,991	1,956
Commercial real estate:
Commercial	821	865	520
Construction	86	107	82
Commercial real estate	907	972	602
Lease Financing	336	289	251
Total commercial	4,564	4,252	2,809
Consumer:
Residential mortgage	943	825	661
Automobile	726	561	472
Home equity	780	760	532
RV and marine	310	271	227
Other consumer	181	156	126
Total consumer	2,940	2,573	2,018
Total loans and leases	7,504	6,825	4,827
Total earning assets	$9,974	$8,958	$6,000
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$858	$703	$158
Money market deposits	1,994	1,365	187
Savings deposits	15	3	3
Time deposits	705	426	15
Total interest-bearing deposits	3,572	2,497	363
Short-term borrowings	69	179	46
Long-term debt	935	801	287
Total interest-bearing liabilities	4,576	3,477	696
Net interest income	$5,398	$5,481	$5,304
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Yield
(Unaudited)

	Annual Average Rates
Fully-taxable equivalent basis(1)	2024	2023	2022
Assets
Interest-earning deposits with banks	5.38%	5.30%	1.70%
Securities:
Trading account securities	5.04	5.14	4.14
Available-for-sale securities:
Taxable	5.16	4.95	2.62
Tax-exempt	5.08	4.84	3.32
Total available-for-sale securities	5.15	4.93	2.70
Held-to-maturity securities - taxable	2.49	2.43	2.13
Other securities	5.33	5.70	3.16
Total securities	4.21	3.94	2.48
Loans held for sale	6.63	6.34	4.24
Loans and leases: (2)
Commercial:
Commercial and industrial	6.33	6.03	4.31
Commercial real estate:
Commercial	7.48	7.32	4.41
Construction	9.01	8.12	4.71
Commercial real estate	7.60	7.40	4.45
Lease financing	6.47	5.63	5.04
Total commercial	6.56	6.26	4.40
Consumer:
Residential mortgage	3.94	3.59	3.16
Automobile	5.43	4.36	3.51
Home equity	7.73	7.48	5.11
RV and marine	5.19	4.79	4.26
Other consumer	11.61	11.53	9.51
Total consumer	5.35	4.85	3.92
Total loans and leases	6.03	5.64	4.19
Total earning assets	5.55	5.22	3.67
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	2.12%	1.76%	0.38%
Money market deposits	3.64	3.04	0.50
Savings deposits	0.10	0.02	0.01
Time deposits	4.60	3.86	0.45
Total interest-bearing deposits	2.84	2.20	0.35
Short-term borrowings	5.99	5.81	1.86
Long-term debt	6.14	6.01	3.29
Total interest bearing liabilities	3.22	2.68	0.61
Net interest rate spread	2.33	2.54	3.06
Impact of noninterest-bearing funds on margin	0.67	0.65	0.19
Net interest margin	3.00%	3.19%	3.25%

Additional Information:
Commercial Loan Derivative Impact
Commercial loans (2)(3)	7.23%	6.95%	4.45%
Impact of commercial loan derivatives	(0.67)	(0.69)	(0.05)
Total commercial - as reported	6.56%	6.26%	4.40%
Average SOFR	5.15%	5.00%	1.63%

Total cost of deposits (4)	2.30%	1.69%	0.25%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Includes nonaccrual loans and leases.
(3)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(4)Includes noninterest-bearing and interest-bearing deposit balances.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data (1)
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions, except per share data)		Change			Change
	2024	Amount	Percent	2023	Amount	Percent	2022
Interest income	$9,921	$1,005	11%	$8,916	$2,947	49%	$5,969
Interest expense	4,576	1,099	32	3,477	2,781	400	696
Net interest income	5,345	(94)	(2)	5,439	166	3	5,273
Provision for credit losses	420	18	4	402	113	39	289
Net interest income after provision for credit losses	4,925	(112)	(2)	5,037	53	1	4,984
Payments and cash management revenue	620	35	6	585	24	4	561
Wealth and asset management revenue	364	36	11	328	28	9	300
Customer deposit and loan fees	334	22	7	312	(38)	(11)	350
Capital markets and advisory fees	327	79	32	248	(17)	(6)	265
Mortgage banking income	130	21	19	109	(35)	(24)	144
Leasing revenue	79	(33)	(29)	112	(14)	(11)	126
Insurance income	77	3	4	74	(5)	(6)	79
Net gains (losses) on sales of securities	(21)	(14)	NM	(7)	(7)	NM	—
Other noninterest income	130	(30)	(19)	160	4	3	156
Total noninterest income	2,040	119	6	1,921	(60)	(3)	1,981
Personnel costs	2,701	172	7	2,529	128	5	2,401
Outside data processing and other services	665	60	10	605	(5)	(1)	610
Equipment	267	4	2	263	(6)	(2)	269
Net occupancy	221	(25)	(10)	246	—	—	246
Marketing	116	1	1	115	24	26	91
Deposit and other insurance expense	114	(188)	(62)	302	235	NM	67
Professional services	99	—	—	99	22	29	77
Amortization of intangibles	47	(3)	(6)	50	(3)	(6)	53
Lease financing equipment depreciation	15	(12)	(44)	27	(18)	(40)	45
Other noninterest expense	317	(21)	(6)	338	(4)	(1)	342
Total noninterest expense	4,562	(12)	—	4,574	373	9	4,201
Income before income taxes	2,403	19	1	2,384	(380)	(14)	2,764
Provision for income taxes	443	30	7	413	(102)	(20)	515
Income after income taxes	1,960	(11)	(1)	1,971	(278)	(12)	2,249
Income attributable to non-controlling interest	20	—	—	20	9	82	11
Net income attributable to Huntington	1,940	(11)	(1)	1,951	(287)	(13)	2,238
Dividends on preferred shares	134	(8)	(6)	142	29	26	113
Impact of preferred stock redemptions and repurchases	5	13	NM	(8)	(8)	NM	—
Net income applicable to common shares	$1,801	$(16)	(1)%	$1,817	$(308)	(14)%	$2,125
Average common shares - basic	1,451	5	—%	1,446	5	—%	1,441
Average common shares - diluted	1,476	8	1	1,468	3	—	1,465
Per common share
Net income - basic	$1.24	$(0.02)	(2)	$1.26	$(0.21)	(14)	$1.47
Net income - diluted	1.22	(0.02)	(2)	1.24	(0.21)	(14)	1.45
Cash dividends declared	0.62	—	—	0.62	—	—	0.620
Revenue - fully taxable equivalent (FTE)
Net interest income	$5,345	$(94)	(2)	$5,439	$166	3	$5,273
FTE adjustment (2)	53	11	26	42	11	35	31
Net interest income	5,398	(83)	(2)	5,481	177	3	5,304
Noninterest income	2,040	119	6	1,921	(60)	(3)	1,981
Total revenue (2)	$7,438	$36	—%	$7,402	$117	2%	$7,285
NM - Not Meaningful
(1)During the 2023 fourth quarter, our noninterest income categories were updated to be based on product and service type. A description of each updated noninterest income category is included within the Notes to this Quarterly Financial Supplement. All prior period results have been adjusted to conform to the current presentation.
(2)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Annual Mortgage Banking Noninterest Income
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2024	2023	2022
Net origination and secondary marketing income	$83	$69	$105
Net mortgage servicing income
Loan servicing income	101	94	88
Amortization of capitalized servicing	(55)	(48)	(56)
Operating income	46	46	32
MSR valuation adjustment (1)	59	7	114
Gains (losses) due to MSR hedging	(59)	(10)	(109)
Net MSR risk management	—	(3)	5
Total net mortgage servicing income (expense)	$46	$43	$37
All other	1	(3)	2
Mortgage banking income	$130	$109	$144

Mortgage origination volume	$7,416	$7,602	$10,457
Mortgage origination volume for sale	4,439	4,205	5,010

Third party mortgage loans serviced (2)	$33,696	$33,237	$32,354
Mortgage servicing rights (2)	573	515	494
MSR % of investor servicing portfolio	1.70%	1.55%	1.53%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Annual Credit Reserves Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2024	2023	2022
Allowance for loan and lease losses, beginning of period	$2,255	$2,121	$2,030
Loan and lease charge-offs	(531)	(454)	(313)
Recoveries of loans and leases previously charged off	159	181	192
Net loan and lease charge-offs	(372)	(273)	(121)
Provision for loan and lease losses	361	407	212
Allowance for loan and lease losses, end of period	2,244	2,255	2,121
Allowance for unfunded lending commitments, beginning of period	145	150	77
Provision for (reduction in) unfunded lending commitments	57	(5)	73
Allowance for unfunded lending commitments, end of period	202	145	150
Total allowance for credit losses, end of period	$2,446	$2,400	$2,271
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.73%	1.85%	1.77%
Nonaccrual loans and leases (NALs)	286	338	373
Nonperforming assets (NPAs)	273	317	357
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.88%	1.97%	1.90%
Nonaccrual loans and leases (NALs)	312	360	400
Nonperforming assets (NPAs)	297	337	382

	Year Ended December 31,
(dollar amounts in millions)	2024	2023	2022
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$947	$993	$939
Commercial real estate	473	522	433
Lease financing	64	48	52
Total commercial	1,484	1,563	1,424
Consumer
Residential mortgage	205	188	187
Automobile	145	142	141
Home equity	148	114	105
RV and marine	150	148	143
Other consumer	112	100	121
Total consumer	760	692	697
Total allowance for loan and lease losses	2,244	2,255	2,121
Allowance for unfunded lending commitments	202	145	150
Total allowance for credit losses	$2,446	$2,400	$2,271

Huntington Bancshares Incorporated
Annual Net Charge-Off Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2024	2023	2022
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$166	$107	$(2)
Commercial real estate	52	57	8
Lease financing	(1)	(6)	9
Total commercial	217	158	15
Consumer:
Residential mortgage	1	2	(2)
Automobile	35	21	6
Home equity	(1)	(1)	(5)
RV and marine	22	12	8
Other consumer	98	81	99
Total consumer	155	115	106
Total net charge-offs	$372	$273	$121

Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.32%	0.22%	—%
Commercial real estate	0.43	0.43	0.06
Lease financing	(0.03)	(0.12)	0.18
Total commercial	0.31	0.23	0.03
Consumer:
Residential mortgage	0.01	0.01	(0.01)
Automobile	0.26	0.16	0.05
Home equity	(0.01)	(0.01)	(0.05)
RV and marine	0.36	0.21	0.15
Other consumer	6.32	6.03	7.55
Total consumer	0.28	0.22	0.21
Net charge-offs as a % of average loans	0.30%	0.23%	0.11%

Huntington Bancshares Incorporated
Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)
(Unaudited)

	December 31,
(dollar amounts in millions)	2024	2023	2022
Nonaccrual loans and leases (NALs):
Commercial and industrial	$457	$344	$288
Commercial real estate	118	140	92
Lease financing	10	14	18
Residential mortgage	83	72	90
Automobile	6	4	4
Home equity	107	91	76
RV and marine	2	2	1
Total nonaccrual loans and leases	783	667	569
Other real estate, net	8	10	11
Other NPAs (1)	31	34	14
Total nonperforming assets	$822	$711	$594

Nonaccrual loans and leases as a % of total loans and leases	0.60%	0.55%	0.48%
NPA ratio (2)	0.63	0.58	0.50

	December 31,
(dollar amounts in millions)	2024	2023	2022
Nonperforming assets, beginning of period	$711	$594	$750
New nonperforming assets	1,104	977	755
Returns to accruing status	(224)	(177)	(264)
Loan and lease losses	(236)	(231)	(151)
Payments	(522)	(425)	(485)
Sales and held-for-sale transfers	(11)	(27)	(11)
Nonperforming assets, end of period	$822	$711	$594

(1)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(2)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.